Exhibit 99.2

Black Ridge Acquisition Corp and Ourgame International Announce Merger Agreement to Form Allied Esports Entertainment

Combined Business Strategies of Allied Esports and World Poker Tour to Drive Company’s Global Esports Growth with Capital and Management Expertise

Minneapolis, Minn. and Irvine, Calif. (December 19, 2018) — Black Ridge Acquisition Corp. (“Black Ridge”) (NASDAQ: BRAC (Common Stock), BRACU, BRACW, BRACR) and Ourgame International Holdings Ltd. (“Ourgame”) today announced they have entered into a definitive agreement whereby Black Ridge will acquire two of Ourgame’s global esports and entertainment assets, Allied Esports International, Inc. (“Allied Esports”) and WPT Enterprises, Inc. (“WPT”). At close, the combined company will be renamed Allied Esports Entertainment, Inc. (“AESE”) and is expected to trade on the NASDAQ Capital Market under the ticker symbol “AESE.”

Upon completion of the transaction, AESE will be an esports entertainment company dedicated to providing world-class in-person experiences, multiplatform content and interactive services to the global video gaming community through a unique fusion of two leaders in the esports and entertainment industries, Allied Esports™ and WPT®. By strategically combining Allied Esports’ global network of properties and content creation facilities with WPT’s nearly two decades of international expertise in live events, content distribution and customer engagement, AESE will provide esports audiences with offerings unparalleled in the industry today.

Lyle Berman, Director of Black Ridge, who is expected to be the Chairman of the Board of AESE upon closing of the transaction stated, “In more than 40 years in the gaming and entertainment business, this is the most exciting opportunity I have seen. The capital from the Black Ridge SPAC will be used to expand AESE’s global property network, accelerating their first-mover advantage as the company continues to build a brand that is synonymous with Esports.”

“This transaction will be transformational for our rapidly expanding company and provide the esports community with a fully capitalized, globally connected esports enterprise capable of producing the volume and breadth of esports entertainment products the industry is increasingly demanding,” said Frank Ng, who will step down as CEO of Ourgame to lead AESE under the same title. “By applying WPT’s proven business model to the much bigger, higher-growth global Esports business, we are creating an esports entertainment platform that is long-lasting and positioned to capture the esports monetization opportunity.”

1

Upon completion of the transaction, AESE is expected to be led by Lyle Berman, Chairman; Eric Yang, Vice Chairman; Frank Ng, Chief Executive Officer; Ken DeCubellis, Chief Financial Officer; David Moon, Chief Operating Officer; and Adam Pliska, President. This leadership group brings AESE a wealth of experience across gaming, entertainment and esports, with a proven track record of successfully operating high-growth public companies. Jud Hannigan will continue his role as CEO of Allied Esports and Pliska will continue to serve as president and CEO of WPT.

Allied Esports Entertainment Business Model Highlights

AESE will strategically combine the globally recognized Allied Esports brand with the proven three-pronged business model of the iconic World Poker Tour, featuring in-person experiences, multiplatform content and interactive services, to leverage the high-growth opportunities in the global esports industry with an addressable market of 2.2 billion people worldwide.

AESE will seek to amplify Allied Esports’ ongoing efforts in setting the standard in esports entertainment through the development of authentic in-person experiences from its iconic global property network, including flagship arenas, mobile esports trucks and affiliate arenas. Through those experiences, the company will look to continue to create original content that is shared with millions of viewers across partner distribution platforms, including digital, traditional and social media. Finally, AESE plans to scale its interactive services through the development of a proprietary online platform to deliver branded entertainment for participants and viewers globally.

Allied Esports has generated considerable attention in the global esports entertainment landscape spanning North America, Europe and China. In March, the company debuted its global flagship arena, HyperX Esports Arena Las Vegas, a state-of-the-art, dedicated esports venue and world-class production facility, where it has produced events and content across a variety of esports and entertainment genres. Allied Esports announced the industry’s first major naming rights partnership for a purpose-built dedicated esports arena with leading gaming product developer HyperX in November and was named Venue of the Year at the 2018 Tempest Awards, a part of the Esports Business Summit.

Allied Esports also recently announced the formation of the world’s first esports venue affiliate program – the Allied Esports Property Network – created for operators around the world interested in participating in Allied Esports’ global event programming, and licensing Allied Esports’ design, development and operations expertise for their own dedicated esports venues. The Allied Esports Property Network will provide members with access to Allied Esports’ global platform of events and content production, providing participants and viewers with integrated experiences in-person and online. Affiliate members will also be fully incorporated into Allied Esports’ global tournament ecosystem, offering teams and players the opportunity to participate in high-stakes events worldwide, culminating in live events held at Allied Esports’ flagship location, HyperX Esports Arena Las Vegas.

Following the success and popularity of its European esports truck “Big Betty,” in 2018 Allied Esports launched North America’s HyperX Esports Truck, a state-of-the-art, 80-foot, 18-wheel, 35-ton semi-trailer that transforms into a self-contained mobile stage and production studio, bringing esports competition directly to fans.

Allied Esports’ popular tournament brand, Esport Superstars, made its debut in China with the third annual edition of Esport Superstars: Hearthstone in December. The Esport Superstars: Hearthstone franchise totaled more than 16 million global viewers over the course of its first two events in Germany and the United States.

2

Through nearly two decades, WPT has successfully executed its three-pronged business strategy to monetize the game of poker. Today, WPT licenses its brand to approximately 65 poker events globally on an annual basis that are viewed by millions worldwide via an international distribution network including FOX Sports Network and numerous global online platforms. Currently producing its 17th season, the World Poker Tour is one of the longest-running television shows in U.S. history. In addition, WPT reaches millions of fans on a daily basis via its social media reach, its unique online membership site, ClubWPT, which offers inside access to the WPT, and a sweepstakes-based poker club available in 35 states across the U.S. In recent years, interactive services like ClubWPT have consistently contributed to a significant portion of WPT revenues.

After holding four Season 16 poker events at HyperX Esports Arena Las Vegas in 2018, including the legendary WPT Tournament of Champions final table, WPT announced that all televised final tables in Season 17 will take place at the Las Vegas venue.

Transaction Summary

Under terms of the definitive agreement for the transaction, at closing, in exchange for 100% of the equity in the entities comprising the Allied Esports business and WPT business, Black Ridge will issue approximately 11.6 million shares, with a value of $118 million, to Ourgame, as well as some of the management team members of Allied Esports and additional Ourgame-related investors. Black Ridge will also issue the Ourgame investor group warrants to purchase a total of 3.8 million shares of Black Ridge common stock at a price per share of $11.50. An additional $50 million of contingent stock consideration is available to Ourgame subject to certain milestones as set forth in the transaction documents.

The transaction reflects an anticipated initial enterprise value of approximately $213.8 million. Assuming no shareholder redemptions, the company will have $98.7 million in cash on the balance sheet after transaction costs and payment of $35 million for debt owed to Ourgame. The company will have zero debt at closing.

The transaction has been unanimously approved by the board of directors of Black Ridge and Ourgame, and is expected to close in the first quarter of 2019. The closing is subject to receipt of all requisite regulatory approvals, approval of Ourgame’s and Black Ridge’s stockholders, Black Ridge having at least $80 million of cash on hand remaining at the closing, and other customary conditions.

The description of the transaction contained herein is only a summary and is qualified in its entirety by reference to the definitive transaction documents, copies of which will be filed by Black Ridge as an exhibit to a Current Report on Form 8-K and which can be obtained, without charge, at the Securities and Exchange Commission's internet site (http://www.sec.gov). For additional information on the terms of the transaction, investors are directed to review the Current Report on Form 8-K.

Macquarie Capital acted as M&A and capital markets advisor to Black Ridge. EarlyBird Capital acted as capital markets advisor. Graubard Miller provided legal counsel to Black Ridge. Maslon LLP provided legal counsel to Allied Esports and WPT. Skadden, Arps, Slate, Meagher & Flom LLP provided legal counsel to Ourgame.

3

Audio Webcast Information

Management will post an audio webcast with presentation slides at 6 a.m. PT (9 a.m. ET) on December 20, 2018 that will discuss the transaction. Investment professionals and all current and prospective stockholders are invited to access the webcast online by visiting the Investor Relations section of Black Ridge’s website at ir.blackridgeacq.com. The webcast will be available through February 1, 2019.

About Ourgame International Holdings Ltd.

Ourgame International Holdings Ltd. is a leading mind sports entertainment company with products, operations and investments across card and board games, mind sports and esports in China and globally. The Company is a pioneer of online card and board games in China, offering more than 200 online games, and is an industry leader in integrated online and offline platforms, reaching more than 700 million total users. Ourgame acquired the World Poker Tour, a premiere gaming entertainment company, in 2015 and has since significantly expanded its operations. Ourgame has developed its esports business through its Allied Esports subsidiary with arenas and operations in China, the United States and Europe. Ourgame is listed in the Hong Kong Stock Exchange main board with a stock code of 06899.

About Black Ridge Acquisition Corp.

Black Ridge Acquisition Corp. is a special purpose acquisition company sponsored by Black Ridge Oil & Gas, Inc. (OTCQB: ANFC) for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or assets.  Black Ridge Acquisition Corp. completed its initial public offering in October 2017, raising $138 million in cash proceeds.

About Allied Esports International, Inc.

Allied Esports is a premier esports entertainment company with a global network of dedicated esports properties and content production facilities. Its mission is to connect players, streamers and fans via integrated arenas and mobile esports trucks around the world that serve as both gaming battlegrounds and every day content generation hubs. Allied Esports is a subsidiary of Ourgame International (SEHK:899), owner of WPT Enterprises, Inc., the operator of The World Poker Tour®.

Through direct operation and affiliate relationships via the Allied Esports Property Network, the first esports venue affiliate program available to partners looking to open new esports facilities around the world, Allied Esports locations currently include 11 properties in the top three esports markets across the globe: North America’s HyperX Esports Arena Las Vegas, Esports Arena Orange County, Esports Arena Oakland and Esports Truck “Big Meta”; Europe’s ELC Gaming Esports Truck “Big Betty” and Esports Studio in Hamburg, Germany; and China’s Lianmeng Dianjing in Beijing, Lianmeng Dianjing SEG Arena in Shenzhen, Lianmeng Dianjing Tianjin Arena, Lianmeng Dianjing Gui’an Arena and Lianmeng Dianjing LGD Hangzhou Arena. The Allied Esports Property Network’s 12th property, run by Fortress Esports, is expected to open in Melbourne, Australia in 2019.

About WPT Enterprises, Inc. (World Poker Tour)

WPT Enterprises, Inc. is the creator of the World Poker Tour® (WPT®) – the premier name in internationally televised gaming and entertainment with brand presence in land-based tournaments, television, online and mobile. Leading innovation in the sport of poker since 2002, WPT ignited the global poker boom with the creation of a unique television show based on a series of high-stakes poker tournaments. WPT has broadcast globally in more than 150 countries and territories, and is currently producing its 17th season, which airs on FOX Sports Regional Networks in the United States. Season XVII of WPT is sponsored by ClubWPT.com. ClubWPT.com is a unique online membership site that offers inside access to the WPT, as well as a sweepstakes-based poker club available in 35 states across the United States with innovative features and state-of-the-art creative elements inspired by WPT’s 16 years of experience in gaming entertainment. WPT also participates in strategic brand license, partnership, and sponsorship opportunities. WPT Enterprises, Inc. is a subsidiary of Allied Esports Entertainment, Inc.

4

Additional Information about the Transaction and Where to Find It

This communication relates to a proposed business combination (the “Proposed Transaction”) between Black Ridge and Ourgame and may be deemed to be solicitation material in respect of the Proposed Transaction.  The Proposed Transaction will be submitted to the stockholders of Black Ridge and Ourgame for their approval.  In connection with the Black Ridge stockholder vote on the Proposed Transaction, Black Ridge intends to file with the SEC a proxy statement on Schedule 14A.  This communication is not a substitute for the proxy statement that Black Ridge will file with the SEC or any other documents that Black Ridge may file with the SEC or send to its stockholders in connection with the Proposed Transaction.  When completed, Black Ridge will mail a definitive proxy statement to its stockholders in connection with Black Ridge’s solicitation of proxies for the special meeting of Black Ridge stockholders to be held to approve the Proposed Transaction.  This presentation does not contain all the information that should be considered concerning the Proposed Transaction, including relevant risk factors that may be included in the proxy statement.  It is not intended to provide the basis for any investment decision or any other decision in respect to the Proposed Transaction.  Black Ridge stockholders and other interested persons are advised to read, when available, Black Ridge’s preliminary proxy statement, the amendments thereto, and the definitive proxy statement, as these materials will contain important information about the Proposed Transaction.  A copy of the deﬁnitive proxy statement will be sent when available to all stockholders of record of Black Ridge seeking the required stockholder approvals.  Investors and stockholders can obtain free copies of the preliminary proxy statement once it is available and other documents ﬁled with the SEC by Black Ridge through the web site maintained by the SEC at www.sec.gov.  In addition, investors and stockholders can obtain free copies of the preliminary proxy statement once it is available from Black Ridge by accessing Black Ridge’s website at www.blackridgeacq.com.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may relate to the Proposed Transaction and any other statements relating to future results, strategy and plans of Black Ridge and Ourgame (including certain projections and business trends, and statements which may be identiﬁed by the use of the words “plans”, “expects” or “does not expect”, “estimated”, “is expected”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might”, “projects”, “will” or “will be taken”, “occur” or “be achieved”).  Forward-looking statements are based on the opinions and estimates of management of Black Ridge or Ourgame, as the case may be, as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. For Ourgame, these risks and uncertainties include, but are not limited to, its revenues and operating performance, general economic conditions, industry trends, legislation or regulatory requirements affecting the business in which it is engaged, management of growth, its business strategy and plans, the result of future ﬁnancing efforts and its dependence on key personnel. For Black Ridge, factors include, but are not limited to, the successful combination of Black Ridge with Ourgame’s business, amount of redemptions, the ability to retain key personnel and the ability to achieve stockholder and regulatory approvals and to successfully close the Proposed Transaction. Additional information on these and other factors that may cause actual results and Black Ridge’s performance to differ materially is included in Black Ridge’s periodic reports ﬁled with the SEC, including but not limited to Black Ridge’s Form 10-K for the year ended December 31, 2017 and subsequent Forms 10-Q. Copies may be obtained by contacting Black Ridge or the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and Black Ridge undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No Offer or Solicitation

This communication is for informational purposes only and is neither an offer to sell or purchase, nor the solicitation of an offer to buy or sell any securities, nor is it a solicitation of any vote, consent, or approval in any jurisdiction pursuant to or in connection with the Proposed Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

5

Participants in Solicitation

Black Ridge and Ourgame, and their respective directors and executive ofﬁcers, may be deemed participants in the solicitation of proxies of Black Ridge stockholders in respect of the Proposed Transaction.  Information about the directors and executive officers of Black Ridge is set forth in Black Ridge’s Form 10-K for the year ended December 31, 2017.  Information about the directors and executive ofﬁcers of Ourgame and more detailed information regarding the identity of all potential participants, and their direct and indirect interests, by security holdings or otherwise, will be set forth in Black Ridge’s proxy statement, when available.  Investors may obtain additional information about the interests of such participants by reading such proxy statement when it becomes available.

Investor Contact:

Lasse Glassen

Addo Investor Relations

lglassen@addoir.com

424-238-6249

Media Contact:

Brian Fisher

Allied Esports Entertainment

brian@esportsallied.com

714-975-8368

6